                                                                  EXHIBIT (e)(4)
     SERVICE REQUEST

PLATINUM
Investor(R) VIP
AIG AMERICAN GENERAL LIFE
------------------------------------------------------------------------------------------------------------------------------------
PLATINUM INVESTOR VIP -- FIXED OPTION                       MFS Variable Insurance Trust
  . Division 301 - AGL Declared Fixed Interest Account        . Division 641/592-G - MFS New Discovery
PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS                   . Division 640/591-G - MFS Research
AIM Variable Insurance Funds                                Neuberger Berman Advisers Management Trust
  . Division 620/571-G - AIM V.I. International Growth        . Division 642/593-G - Mid-Cap Growth
The Alger American Fund                                     Oppenheimer Variable Account Funds
  . Division 622/573-G - Alger American Leveraged AllCap      . Division 643/594-G - Oppenheimer Balanced
  . Division 621/572-G - Alger American MidCap Growth         . Division 644/595-G - Oppenheimer Global Securities
American Century Variable Portfolios, Inc.                  PIMCO Variable Insurance Trust
  . Division 623/574-G - VP Value                             . Division 648/599-G - PIMCO Commodity Real Return Strategy
Credit Suisse Trust                                           . Division 646/597-G - PIMCO Real Return
  . Division 624/575-G - Small Cap Growth                     . Division 645/596-G - PIMCO Short-Term
Fidelity Variable Insurance Products                          . Division 647/598-G - PIMCO Total Return
  . Division 628/579-G - VIP Asset Manager                  Pioneer
  . Division 627/578-G - VIP Contrafund                       . Division 649/600-G - Pioneer MidCap Value VCT
  . Division 625/576-G - VIP Equity-Income                  Putnam Variable Trust
  . Division 630/581-G - VIP Freedom 2020                     . Division 650/601-G - Putnam VT Diversified Income
  . Division 631/582-G - VIP Freedom 2025                     . Division 651/602-G - Putnam VT Int'l Growth and Income
  . Division 632/583-G - VIP Freedom 2030                   SunAmerica Series Trust
  . Division 626/577-G - VIP Growth                           . Division 653/604-G - Aggressive Growth
  . Division 629/580-G - VIP Mid Cap                          . Division 652/603-G - SunAmerica Balanced
Franklin Templeton Variable Insurance Products Trust        VALIC Company I
  . Division 635/586-G - Franklin Templeton Foreign           . Division 654/605-G - International Equities
                         Securities                           . Division 655/606-G - Mid Cap Index
  . Division 634/585-G - Franklin Templeton Mutual            . Division 656/607-G - Money Market I
                         Shares Securities                    . Division 657/608-G - Nasdaq-100 Index
  . Division 636/587-G - Franklin Templeton Small             . Division 660/611-G - Science & Technology
                         Cap Value Securities                 . Division 659/610-G - Small Cap Index
  . Division 633/584-G - Franklin Templeton U.S. Government   . Division 658/609-G - Stock Index
Janus Aspen Series                                          Van Kampen Life Investment Trust
  . Division 637/588-G - International Growth                 . Division 663/614-G - Growth and Income
  . Division 638/589-G - Mid Cap Growth                     Vanguard Variable Insurance Fund
J.P. Morgan Series Trust II                                   . Division 661/612-G - High Yield Bond
  . Division 639/590-G - JPMorgan Small Company               . Division 662/613-G - REIT Index

AGLC101947

[LOGO] AIG AMERICAN GENERAL                                                                                  Variable Universal Life
                                                                                                           Insurance Service Request
American General Life Insurance Company ("AGL")
A member company of American International Group, Inc.                                          Complete and return this request to:

                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (713) 620-6653


[ ] POLICY                1. POLICY #:___________________________ Insured:   ______________________________________________________
    IDENTIFICATION

COMPLETE THIS SECTION FOR    Address: ____________________________________________________________ New Address (yes) (no)
ALL REQUESTS.
                             Primary Owner (If other than an insured): ______________________________________________

                             Address: ___________________________________________________________ New Address (yes) (no)

                             Primary Owner's S.S. No. or Tax l.D. No.___________________Phone Number:(   ) _________ - _____________

                             Joint Owner (If applicable): __________________________________________________________

                             Address: _________________________________________________________ New Address (yes) (no)






[ ] NAME CHANGE           2. Change Name Of: (Circle One)Insured  Owner  Payor  Beneficiary

Complete this section if     Change Name From: (First, Middle, Last)            Change Name To: (First, Middle, Last)
the name of one of the
Insured, Owner, Payor or     __________________________________________         ____________________________________________________
Beneficiary has changed.
(Please note, this does
not change the Insured,
Owner, Payor or              Reason for Change: (Circle One) Marriage  Divorce  Correction  Other (Attach copy of legal proof)
Beneficiary designation).


[ ] CHANGE IN             3.  INVESTMENT DIVISION                  PREM %  DED %  INVESTMENT DIVISION                  PREM % DED %
    ALLOCATION
    PERCENTAGES              (301) AGL Declared Fixed Interest                    Neuberger Berman Advisers Management
                                         Account                   ______ ______   Trust
Use this section to          AIM Variable Insurance Funds                         (642/593-G) Mid-Cap Growth           ______ ______
indicate how premiums or     (620/571-G) AIM V.I. International                   Oppenheimer Variable Account
monthly deductions are to                Growth*                   ______ ______   Funds
be allocated. Total          The Alger American Fund                              (643/594-G) Oppenheimer Balanced     ______ ______
allocation in each column    (622/573-G) Alger American                           (644/595-G) Oppenheimer Global
must equal 100%; whole                   Leveraged                                            Securities*              ______ ______
numbers only.                AllCap                                ______ ______  PIMCO Variable Insurance Trust
                             (621/572-G) Alger American MidCap                    (648/599-G) PIMCO Commodity Real
                                         Growth                    ______ ______              Return Strategy*         ______ ______
                             American Century Variable
                              Portfolios, Inc.                                    (646/597-G) PIMCO Real Return        ______ ______
                             (623/574-G) VP Value                  ______ ______  (645/596-G) PIMCO Short-Term         ______ ______
                             Credit Suisse Trust                                  (647/598-G) PIMCO Total Return       ______ ______
                             (624/575-G) Small Cap Growth*         ______ ______  Pioneer
                             Fidelity Variable Insurance Products                 (649/600-G) Pioneer MidCap Value VCT ______ ______
                             (628/579-G) VIP Asset Manager         ______ ______  Putnam Variable Trust
                             (627/578-G) VIP Contrafund            ______ ______  (650/601-G) Putnam VT Diversified
                             (625/576-G) VIP Equity-Income         ______ ______              Income                   ______ ______
                             (630/581-G) VIP Freedom 2020          ______ ______  (651/602-G) Putnam VT Int'l Growth
                             (631/582-G) VIP Freedom 2025          ______ ______              and Income*              ______ ______
                             (632/583-G) VIP Freedom 2030          ______ ______  SunAmerica Series Trust
                             (626/577-G) VIP Growth                ______ ______  (653/604-G) Aggressive Growth        ______ ______
                             (629/580-G) VIP Mid Cap               ______ ______  (652/603-G) SunAmerica Balanced      ______ ______
                             Franklin Templeton Variable Insurance
                              Products Trust                                       VALIC Company I
                             (635/586-G) FT Foreign Securities*    ______ ______  (654/605-G) International Equities*  ______ ______
                             (634/585-G) FT Mutual Shares
                                         Securities                ______ ______  (655/606-G) Mid Cap Index            ______ ______
                             (636/587-G) FT Small Cap Value
                              Securities*                          ______ ______  (656/607-G) Money Market I           ______ ______
                             (633/584-G) FT U.S. Government        ______ ______  (657/608-G) Nasdaq-100 Index         ______ ______
                             Janus Aspen Series                                   (660/611-G) Science & Technology     ______ ______
                             (637/588-G) International Growth*     ______ ______  (659/610-G) Small Cap Index*         ______ ______
                             (638/589-G) Mid Cap Growth            ______ ______  (658/609-G) Stock Index              ______ ______
                             J.P. Morgan Series Trust II                          Van Kampen Life Investment Trust
                             (639/590-G) JPMorgan Small Company*   ______ ______  (663/614-G) Growth and Income        ______ ______
                             MFS Variable Insurance Trust                         Vanguard Variable Insurance Fund
                             (641/592-G) MFS New Discovery*        ______ ______  (661/612-G) High Yield Bond          ______ ______
                             (640/591-G) MFS Research              ______ ______  (662/613-G) REIT Index               ______ ______
                                                                                  Other: _______________________       ______ ______
                                                                                                                         100%   100%

                             *  If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.

AGLC101947                                                   PAGE 2 OF 5

[ ] MODE OF PREMIUM       4. Indicate frequency and premium amount desired: $_______ Annual  $______ Semi-Annual  $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                           $_______ Monthly (Bank Draft Only)

Use this section to
change the billing
frequency and/or method      Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
of premium payment. Note,                                                               (attach a Bank Draft Authorization Form and
however, that AGL will                                                                   "Void" Check)
not bill you on a direct
monthly basis. Refer to      Start Date:______/ ______/ ______
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.


[ ] LOST POLICY           5. I/we hereby certify that the policy of insurance for the listed policy has been
    CERTIFICATE              ______ LOST ______ DESTROYED ___________ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we  request that a:
applying for a
Certificate of Insurance                ______Certificate of Insurance at no charge
or duplicate policy to
replace a lost or
misplaced policy. If a                  ______Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check
or money order for $25
payable to AGL must be       be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
submitted with this          policy to AGL for cancellation.
request.

[ ] DOLLAR COST           6. Day of the month for transfers____________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)          Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    ($5,000 MINIMUM          DCA to be made from the following investment option: ________________________________________
    BEGINNING                Transfer: $_________________($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)

An amount can be             AIM Variable Insurance Funds                Oppenheimer Variable Account Funds
systematically               (620) AIM V.I. International                (643) Oppenheimer
transferred from any one      Growth                       $ __________   Balanced                               $ __________
investment option and
directed to one or more      The Alger American Fund                     (644) Oppenheimer Global Securities     $ __________
of the investment options    (622) Alger American
below. The AGL Declared            Leveraged AllCap        $ __________  PIMCO Variable Insurance Trust
Fixed Interest Account is    (621) Alger American MidCap
not available for DCA.             Growth                  $ __________  (648) PIMCO Commodity Real
Please refer to the                                                            Return Strategy                   $ __________
prospectus for more          American Century Variable
information on the DCA        Portfolios, Inc.
option.                      (623) VP Value                $ __________  (646) PIMCO Real Return                 $ __________
                             Credit Suisse Trust                         (645) PIMCO Short-Term                  $ __________
NOTE: DCA is not             (624) Small Cap Growth        $ __________  (647) PIMCO Total Return                $ __________
available if the             Fidelity Variable Insurance
Automatic Rebalancing         Products                                   Pioneer
option or GMWB Rider have    (628) VIP Asset Manager       $ __________  (649) MidCap Value VCT                  $ __________
been chosen.                 (627) VIP Contrafund          $ __________        Putnam Variable Trust
                             (625) VIP Equity-Income       $ __________  (650) Putnam VT Diversified Income      $ __________
                                                                         (651) Putnam VT Int'l Growth and
                             (630) VIP Freedom 2020        $ __________        Income                            $ __________
                             (631) VIP Freedom 2025        $ __________  SunAmerica Series Trust
                             (632) VIP Freedom 2030        $ __________  (653) Aggressive Growth                 $ __________
                             (626) VIP Growth              $ __________  (652) SunAmerica Balanced               $ __________
                             (629) VIP Mid Cap             $ __________  VALIC Company I
                             Franklin Templeton Variable
                              Insurance Products Trust                   (654) International Equities            $ __________
                             (635) FT Foreign Securities   $ __________  (655) Mid Cap Index                     $ __________
                             (634) FT Mutual Shares
                                   Securities              $ __________  (656) Money Market I                    $ __________
                             (636) FT Small Cap Value
                                   Securities              $ __________  (657) Nasdaq-100 Index                  $ __________
                             (633) FT U.S. Government      $ __________  (660) Science & Technology              $ __________
                             Janus Aspen Series                          (659) Small Cap Index                   $ __________
                             (637) International Growth    $ __________  (658) Stock Index                       $ __________
                             (638) Mid Cap Growth          $ __________  Van Kampen Life Investment Trust
                             J.P. Morgan Series Trust II                 (663) Growth and Income                 $ __________
                             (639) JPMorgan Small Company  $ __________  Vanguard Variable Insurance Fund
                             MFS Variable Insurance Trust                (661) High Yield Bond                   $ __________
                             (641) MFS New Discovery       $ __________  (662) REIT Index                        $ __________
                             (640) MFS Research            $ __________  Other: ___________________________      $ __________
                             Neuberger Berman Advisers
                              Management Trust
                             (642) Mid-Cap Growth          $ __________


                             ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC101947                                                   PAGE 3 OF 5

[ ] AUTOMATIC             7. Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING

($5,000 minimum                         (Division Name or Number)                (Division Name or Number)
accumulation value) Use
this section to apply for    ______% : ____________________________   ______% : ______________________________________
or make changes to
Automatic Rebalancing of     ______% : ____________________________   ______% : ______________________________________
the variable divisions.
Please refer to the          ______% : ____________________________   ______% : ______________________________________
prospectus for more
information on the           ______% : ____________________________   ______% : ______________________________________
Automatic Rebalancing
Option.                      ______% : ____________________________   ______% : ______________________________________

Note: Automatic              ______% : ____________________________   ______% : ______________________________________
Rebalancing is not
available if the Dollar      ______% : ____________________________   ______% : ______________________________________
Cost Averaging option has
been chosen. Automatic       ______% : ____________________________   ______% : ______________________________________
Rebalancing is required
if the GMWB Rider has        ______% : ____________________________   ______% : ______________________________________
been chosen.
                             ______% : ____________________________   ______% : ______________________________________

                             ______% : ____________________________   ______% : ______________________________________


                             ___________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.




[ ]

    AUTHORIZATION         8. I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS         instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                             Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or      Initial the designation you prefer:
revoking current             ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
telephone or e-service       ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the
privileges.                  firm authorized to service my policy.

                             AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                             ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                             ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.


[ ] CORRECT AGE           9. Name of Insured for whom this correction is submitted: ____________________________________

Use this section to          Correct DOB: ________/________/________
correct the age of any
person covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

[ ] TRANSFER OF           10.                                    (Division Name or Number)            (Division Name or Number)
    ACCUMULATED
    VALUES                   Transfer $ or ______ ______% from _______________________________ to _________________________________.

Use this section if you      Transfer $ or ______ ______% from _______________________________ to _________________________________.
want to move money
between divisions. The       Transfer $ or ______ ______% from _______________________________ to _________________________________.
minimum amount for
transfers is $500.00.        Transfer $ or ______ ______% from _______________________________ to _________________________________.
Withdrawals from the AGL
Declared Fixed Interest      Transfer $ or ______ ______% from _______________________________ to _________________________________.
Account to a Variable
Division may only be made    Transfer $ or ______ ______% from _______________________________ to _________________________________.
within the 60 days after
a contract anniversary.
See transfer limitations     Transfer $ or ______ ______% from _______________________________ to _________________________________.
outlined in prospectus.
If a transfer causes the
balance in any division      Transfer $ or ______ ______% from _______________________________ to _________________________________.
to drop below $500, AGL
reserves the right to
transfer the remaining       Transfer $ or ______ ______% from _______________________________ to _________________________________.
balance. Amounts to be
transferred should be
indicated in dollar or       Transfer $ or ______ ______% from _______________________________ to _________________________________.
percentage amounts,
maintaining consistency
throughout.

AGLC101947                                                   PAGE 4 OF 5

[ ] REQUEST FOR           11.________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN              ________ I request a loan in the amount of $ ____________.

Use this section to apply    ________ I request the maximum loan amount available from my policy.
for a partial surrender
from or policy loan
against policy values.       Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
For detailed information     percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
concerning these two         Interest Account and Variable Divisions in use.
options please refer to
your policy and its          __________________________________________________________________________________________________
related prospectus. If
applying for a partial       __________________________________________________________________________________________________
surrender, be sure to
complete the Notice of       __________________________________________________________________________________________________
Withholding section of
this Service Request in
addition to this section.



[ ] NOTICE OF             12.The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING              policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                             Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section if     have withholding apply by checking the appropriate box below. If you elect not to have withholding
you have applied for a       apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
partial surrender in         payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
Section 11.                  and estimated tax are not sufficient.

                             Check one: ______ I do want income tax withheld from this distribution.

                                        ______ I do not want income tax withheld from this distribution.

                             If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).


[ ] AFFIRMATION/          13.CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                             Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup
Complete this section for    withholding.
ALL requests.

                             Dated at                               this          day of
                                     -------------------------------     --------       --------------------------, ---------------.
                                     (City, State)


                             X                                                        X
                             ----------------------------------------------------     ----------------------------------------------
                             SIGNATURE OF OWNER                                       SIGNATURE OF WITNESS


                             X                                                        X
                             ----------------------------------------------------     ----------------------------------------------
                             SIGNATURE OF JOINT OWNER                                 SIGNATURE OF WITNESS


                             X                                                        X
                             ----------------------------------------------------     ----------------------------------------------
                             SIGNATURE OF ASSIGNEE

AGLC101947                                                  PAGE 5 OF 5